UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2011 (May 18, 2011)

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 19, 2011, The Wet Seal, Inc. (the “Company“) issued a press release describing the financial results of the Company for the first fiscal quarter ended April 30, 2011. Additionally, the Company provided guidance for its fiscal 2011 second quarter and announced an increase in its stock repurchase program. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07.	Matters Subject to Shareholder Vote.

On May 18, 2011, the Company held its Annual Meeting of Stockholders at the Company’s principal executive offices located at 26972 Burbank, Foothill Ranch, California 92610. The number of shares of Class A common stock entitled to vote at the Annual Meeting was 101,434,546. The number of shares of common stock present or represented by valid proxy at the annual meeting was 81,410,001.

The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2011:

Proposal 1 – Election of six nominees to serve as directors until the next annual meeting and until their respective successors are elected and qualified. The final results of votes taken were as follows:

Directors	For	Withheld	Broker Non- Votes
Jonathan Duskin	67,116,970	2,058,855	12,234,176
Sidney M. Horn	66,734,661	2,441,164	12,234,176
Harold D. Kahn	67,208,332	1,967,493	12,234,176
Susan P. McGalla	68,019,525	1,156,300	12,234,176
Kenneth M. Reiss	68,018,809	1,157,016	12,234,176
Henry D. Winterstern	67,197,061	1,978,764	12,234,176

	For	Against	Abstain	Broker Non- Votes
Proposal 2 – Approval, on an advisory basis, of the compensation of The Wet Seal, Inc.’s named executive officers.	62,058,485	4,646,554	2,470,050	12,234,912

	1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
Proposal 3 – Approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation of The Wet Seal, Inc.’s named executive officers.	58,879,312	70,408	7,761,037	2,464,333	12,234,911

	For	Against	Abstain	Broker Non- Votes
Proposal 4 – The Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting firm of The Wet Seal, Inc. for fiscal 2011.	79,039,384	2,316,316	54,301	—

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press release, dated as of May 19, 2011, issued by the Company.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: May 20, 2011	By:	/s/ Steven H. Benrubi
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press release, dated as of May 19, 2011, issued by the Company.